Exhibit 1.1

[   •   ] Shares1

Uni-Pixel, Inc.

Common Stock

PURCHASE AGREEMENT

[   •   ], 2012

Craig-Hallum Capital Group LLC
222 South Ninth Street, Suite 350
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

Uni-Pixel, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company listed in Schedule I hereto (the “Selling Stockholders”) severally propose to sell to Craig-Hallum Capital Group LLC (the “Underwriter”) an aggregate of [   •   ] shares (the “Firm Shares”) of Common Stock, $0.001 par value per share (the “Common Stock”), of the Company.  The Firm Shares consist of [   •   ] authorized but unissued shares of Common Stock to be issued and sold by the Company and [   •   ] outstanding shares of Common Stock to be sold by the Selling Stockholders.  The Company and the Selling Stockholders hereby confirm their agreement with respect to the sale of the Firm Shares to the Underwriter.  The Company has also granted to the Underwriter an option to purchase up to [   •   ] additional shares of Common Stock, respectively, on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”).  The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the “Securities.”

1.         Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-181656) under the Securities Act of 1933, as amended (the “Securities Act” or  “Act”) and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments or post-effective amendments to such registration statement as may have been required to the date of this Agreement.  Such registration statement and post-effective amendments thereto have been declared effective by the Commission. Each part of such registration statement, including the amendments, the post-effective amendments, exhibits and any schedules thereto, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act (the “Rule 430B Information”) or otherwise pursuant to the Rules and Regulations, as of the time the Registration Statement became effective, is herein called the “Registration Statement.”  Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement” and, from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement.

The prospectus in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement is herein called the “Base Prospectus.”  Each preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented), that describes the Securities and the offering thereof, that omitted the Rule 430B Information and that was used prior to the filing of the final prospectus supplement referred to in the following sentence is herein called a “Preliminary Prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Securities and the offering thereof in accordance with the provisions Rule 430B and Rule 424(b) of the Rules and Regulations.  Such final supplemental form of prospectus (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) is herein called the “Prospectus.”  Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus.

 1 Plus an option to purchase up to [   •   ] additional shares to cover over-allotments.

For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System or any successor system thereto (“EDGAR”).  All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and which is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

2. Representations and Warranties of the Company and the Selling Stockholders.

(a) Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, the Underwriter as follows:

(i) Registration Statement and Prospectuses.  No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus (or any supplement thereto) has been issued by the Commission and no proceeding for that purpose has been initiated or is pending or, to the knowledge of the Company, threatened by the Commission.  As of the time each part of the Registration Statement (or any post-effective amendment thereto) became or becomes effective (including each deemed effective date with respect to the Underwriter pursuant to Rule 430B or otherwise under the Securities Act), such part conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations.  Upon the filing or first use within the meaning of the Rules and Regulations, each Preliminary Prospectus and the Prospectus (or any supplement to either) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations.  The Registration Statement and any post-effective amendment thereto has become effective under the Securities Act.  The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information.  No stop order suspending the effectiveness of the Registration Statement, any post-effective amendment or any part thereof is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission.

(ii) Accurate Disclosure.  Each Preliminary Prospectus, at the time of filing thereof or the time of first use within the meaning of the Rules and Regulations, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Neither the Registration Statement nor any amendment thereto, at the effective time of each part thereof, and at the First Closing Date (as defined below) or at the Second Closing Date (as defined below), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Time of Sale (as defined below), the Time of Sale Disclosure Package (as defined below) did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or at the First Closing Date or at the Second Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The representations and warranties in this Section 2(a)(ii) shall not apply to statements in or omissions from any Preliminary Prospectus, the Registration Statement (or any amendment thereto), the Time of Sale Disclosure Package or the Prospectus (or any supplement thereto) made in reliance upon, and in conformity with, written information furnished to the Company by you, or by the Underwriter through you, specifically for use in the preparation of such document, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 6(f).

Each reference to a “free writing prospectus” herein means a free writing prospectus as defined in Rule 405 of the Rules and Regulations.

Each reference to an “issuer free writing prospectus” herein means an issuer free writing prospectus as defined in Rule 433 of the Rules and Regulations.

“Time of Sale” means [   •   ]:00 **[a/p]m (Eastern time) on the date of this Agreement.

“Time of Sale Disclosure Package” means the Preliminary Prospectus dated [__________], 2012 and the information on Schedule III, all considered together.

(iii) No Other Offering Materials.  The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that the Company has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus.

(iv) Financial Statements.  The financial statements of the Company, together with the related notes, set forth or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; all non-GAAP financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; and, except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, material future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.  No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.  To the Company’s knowledge, PMB Helin Donovan, LLP which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is (x) an independent public accounting firm within the meaning of the Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(v) Organization and Good Standing. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

(vi) Absence of Certain Events.  Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short-term or long-term debt (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any material adverse change in the general affairs, condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”) or any development which could reasonably be expected to result in any Material Adverse Change.

(vii) Absence of Proceedings.  Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee benefit plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Securities.  There are no current or, to the knowledge of the Company, pending, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary, that are required to be described in the Registration Statement, Time of Sale Disclosure Package and Prospectus by the Act or by the Rules and Regulations and that have not been so described.

(viii) Disclosure of Legal Matters. To the Company’s knowledge, there are no statutes or regulations that are required to be described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus that have not been so described and there are no contracts or documents required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so filed.

(ix) Authorization; No Conflicts; Authority.  This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.  The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the Company’s charter or by-laws or (C) result in the violation of any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”) or, to the knowledge of the Company, result in the violation of any law or statute, except in the case of clause (A) as would not result in a Material Adverse Effect.  No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act, the rules of the Financial Industry Regulatory Authority (“FINRA”) or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Shares as contemplated by this Agreement.

(x) Capitalization; the Securities; Registration Rights.  All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Underwriter), and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.  Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, (A) there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, with the exception of the preemptive rights held by the stockholder as described in the Base Prospectus as “Selling Stockholders,” whose preemptive rights have been waived; and (B) with the exception of the registration rights held by the stockholders included in the Base Prospectus as “Selling Stockholders,” neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company (collectively “Registration Rights”) and (C) any Selling Stockholder to whom the Company has granted Registration Rights has agreed not to exercise such rights until after expiration of the Lock-Up Period (as defined below).  All of the issued and outstanding shares of capital stock of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.  The Company has an authorized and outstanding capitalization as set forth in the Company’s Form 8-A/A filed with the Commission on December 9, 2010, as amended.  The Common Stock (including the Securities) conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Prospectus.

(xi) Stock Options.  Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements (the “Company Stock Plans”), and the options (the “Options”) or other rights granted thereunder, set forth in the Time of Sale Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.  Each grant of an Option (A) was duly authorized no later than the date on which the grant of such Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto and (B) was made in accordance with the terms of the applicable Company Stock Plan, and all applicable laws and regulatory rules or requirements, including all applicable federal securities laws.

(xii) Compliance with Laws.  The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xiii) Ownership of Assets.  The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.  The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xiv) Intellectual Property.  The Company and each of its subsidiaries owns, possesses, or has a valid license to use, all Intellectual Property necessary for the conduct of the Company’s and it subsidiaries’ business as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus to be conducted.  Furthermore, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property; (B) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company or any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company nor any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries.  “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service  mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

(xv) No Violations or Defaults.  Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or other organizational documents, or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

(xvi) Taxes.  The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith.  There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xvii) Exchange Listing and Exchange Act Registration.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is included or approved for listing on the NASDAQ Capital Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Capital Market nor has the Company received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NASDAQ Capital Market for maintenance of inclusion of the Common Stock thereon. The Company has filed an application to include the Securities on the NASDAQ Capital Market.  Except as previously disclosed to counsel for the Underwriter or as set forth in the Time of Sale Disclosure Package and the Prospectus, to the knowledge of the Company, no beneficial owners of the Company’s capital stock or subordinated debt who, together with their associated persons and affiliates, hold in the aggregate 10% or more of such capital stock or subordinated debt, have any direct or indirect association or affiliate with a FINRA member.

(xviii)      Ownership of Other Entities.  Other than the subsidiaries of the Company listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(xix) Internal Controls.  The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company and its subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(xx) No Brokers or Finders.  Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxi) Insurance.  The Company and each of its subsidiaries carries, or is covered by, insurance from reputable insurers in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and the properties of its subsidiaries and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and  neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(xxii) Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxiii) Eligibility to use Form S-3.  The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

(xxiv) Incorporated Documents.  The documents incorporated by reference in the Time of Sale Disclosure Package and in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Time of Sale Disclosure Package or in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xxv)   Sarbanes-Oxley Act.  The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxvi)   Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer.  The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xxvii)   Anti-Bribery and Anti-Money Laundering Laws.  Each of the Company, its subsidiaries, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company and each of its subsidiaries has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws:  anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope, or anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

(xxviii)   OFAC.

(A)           Neither the Company nor any of its subsidiaries, nor any or their directors, officers or employees, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or its subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is:

(1)           the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor

(2)           located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

(B)           Neither the Company nor any of its subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:

(1)           to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(2)           in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

(C)           For the past five years, neither the Company nor any of its subsidiaries has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(xxix) Compliance with Environmental Laws.  Except as disclosed in the Time of Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination,  liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.  Neither the Company nor any of its subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

(xxx) Compliance with Occupational Laws.  The Company and each of its subsidiaries (A) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all Governmental Authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval.  No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(xxxi) ERISA and Employee Benefits Matters. (A) To the knowledge of the Company, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan.  At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA.  No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law.  Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law.  Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (B) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (1) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (2) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefor have been established on the accounting statements of the applicable Company or subsidiary; (C) the Company does not have any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to Company employees.  As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (1) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective subsidiaries or (2) the Company or any of its subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

(xxxii)   Business Arrangements.  Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person and is not bound by any agreement that affects the exclusive right of the Company or such subsidiary to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

(xxxiii)   Labor Matters.  No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(xxxiv)   Restrictions on Subsidiary Payments to the Company.  No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Time of Sale Disclosure Package and the Prospectus.

(xxxv)   Statistical Information.  Any third-party statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(xxxvi)   Forward-looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(b) Representations and Warranties of the Selling Stockholders.  Each Selling Stockholder represents and warrants to, and agrees with, the Underwriter as follows:

(i) Delivery of Securities.  On each of the First Closing Date and the Second Closing Date, such Selling Stockholder will have, good and valid title to or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Securities to be sold by such Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims. Upon payment for the Securities to be sold by such Selling Stockholder, delivery of such Securities, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Securities in the name of Cede or such other nominee and the crediting of such Securities on the books of DTC to securities account of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Securities), (A) DTC will be a “protected purchaser” of the Securities within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Securities and (C) no action based on any valid “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Securities may be asserted against the Underwriter with respect to such security entitlement. For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the account of the Underwriter on the records of DTC will have been made pursuant to the UCC.

(ii) Custody Agreement.  Such Selling Stockholder has full right, power and authority to enter into a Letter of Transmittal and Custody Agreement (“Custody Agreement”), with Securities Transfer Corporation, as Custodian (the “Custodian”); pursuant to the Custody Agreement the Selling Stockholder has placed in custody with the Custodian, for delivery under this Agreement, the certificates representing the Securities to be sold by such Selling Stockholder; such certificates represent validly issued, outstanding, fully paid and nonassessable shares of Common Stock; and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriter, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

(iii) Power of Attorney.  Such Selling Stockholder has the full right, power and authority to enter into an irrevocable power of attorney (a “Power of Attorney”) authorizing and directing Reed J. Killion and Jeffrey W. Tomz as attorneys-in-fact (the “Attorneys-in-Fact”), or either of them, to effect the sale and delivery of the Securities being sold by such Selling Stockholder, to enter into this Agreement and to take all such other action as may be necessary hereunder.

(iv) Authorization; No Conflicts; Authority.  This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each constitutes a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity.  The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, (B) result in any violation of the provisions of such Selling Stockholder’s charter or by-laws (or similar organizational documents) or (C) result in the violation of any law, regulation, order or decree applicable to such Selling Stockholder; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Stockholder, except such as may be required under the Securities Act or state securities laws or blue sky laws or the rules of FINRA.  Such Selling Stockholder has full power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney and to consummate the transactions contemplated hereby and thereby, including to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder.

(v) Registration Rights.  Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except as described or incorporated by reference in the Registration Statement.

(vi) No Other Offering Materials.  Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by such Selling Stockholder; provided, however, that no Selling Stockholder has made nor will make any offer relating to the Securities that would constitute a free writing prospectus.

(vii) Accurate Disclosure; Compliance with the Act.  Neither the Registration Statement nor any amendment thereto, at the effective time of each part thereof, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such Selling Stockholder’s representation set forth in this sentence shall only apply to any untrue statement of a material fact or omission to state a material fact made in reliance upon and in conformity with any information relating to such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use in the Registration Statement or any amendment thereto, it being understood that the only such information consists of the information with respect to such Selling Stockholder under the caption “Selling Stockholders” appearing in the Registration Statement.  As of the Time of Sale, the Time of Sale Disclosure Package did not include an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such Selling Stockholder’s representation in this sentence shall only apply to  any untrue statement of a material fact or omission to state a material fact made in reliance upon and in conformity with any information relating to such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use in the time of Sale Disclosure Package or any amendment or supplement thereto, it being understood that the only such information consists of the information with respect to such Selling Stockholder under the caption “Selling Stockholders” appearing in the Preliminary Prospectus.  Neither the Prospectus nor any supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) of the Rules and Regulations, at the First Closing Date or at the Second Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such Selling Stockholder’s representation set forth in this sentence shall only apply any untrue statement of a material fact or omission to state a material fact made in reliance upon and in conformity with any information relating to such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use in the Prospectus, or any amendment or supplement thereto, it being understood that the only such information consists of the information with respect to such Selling Stockholder under the caption “Selling Stockholders” appearing in the Prospectus.  The information with respect to any Selling Stockholder under the caption “Selling Stockholders” appearing in the Registration Statement, Preliminary Prospectus and Prospectus is hereinafter referred to as the “Selling Stockholder Information.”

(viii)       No Inside Information.  The sale of the Securities by such Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries that is not set forth in the Time of Disclosure Package and Prospectus.

(ix) No FINRA Member Affiliation.  Neither such Selling Stockholder nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA By-Laws) of FINRA.

(c) Effect of Certificates.  Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; any certificate signed by or on behalf of any Selling Stockholder as such and delivered to you or to counsel for the Underwriter shall be deemed a representation and warranty by such Selling Stockholder to the Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of Securities.

(a) Firm Shares.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Shares, and each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto, to the Underwriter and the Underwriter agrees to purchase from the Company and the Selling Stockholders the number of Firm Shares set forth opposite the name of the Underwriter in Schedule II hereto.  The purchase price for each Firm Share shall be $[   •   ] per share.  The obligation of the Underwriter to each of the Company and the Selling Stockholders shall be to purchase from each of the Company and the Selling Stockholders that number of Firm Shares (to be adjusted by the Underwriter to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Stockholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of the Underwriter in Schedule II hereto represents to the total number of Firm Shares to be purchased by the Underwriter pursuant to this Agreement.

The Firm Shares will be delivered by the Company and the Custodian to you for the account of the Underwriter against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company and the Custodian, as appropriate, at the offices of Craig-Hallum Capital Group LLC, 222 South Ninth Street, Suite 350, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “Closing Date.”

(b)           Option Shares.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company, with respect to [   •   ] of the Option Shares, hereby grants to the Underwriter an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriter in the sale and distribution of the Firm Shares.  The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the representatives to the Company setting forth the number of Option Shares as to which the Underwriter is exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date,” respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised.  No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Company, as appropriate, to you for the account of the Underwriter against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Craig-Hallum Capital Group LLC, 222 South Ninth Street, Suite 350, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date.

(b)        Delivery.  If the Underwriter so elects, delivery of the Securities may be made by credit through full fast transfer to the account at DTC designated by the Underwriter.  Certificates representing the Securities in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, or evidence of their issuance, will be made available for checking at a reasonable time preceding the First Closing Date or the Second Closing Date, as applicable, at the office of Craig-Hallum Capital Group LLC, 222 South Ninth Street, Suite 350, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

4. Covenants.

(a) Covenants of the Company.  The Company covenants and agrees with the Underwriter as follows:

(i) Required Filings.  During the period beginning on the date hereof and ending on the later of the Second Closing Date or such date, as in the opinion of counsel for the Underwriter, the Prospectus is no longer required by law to be delivered (assuming the absence of Rule 172 under the Securities Act), in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement (including any Rule 462(b) Registration Statement), the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriter or counsel to the Underwriter reasonably objects.  Subject to this Section 4(a)(i), immediately following execution of this Agreement, the Company will prepare the Prospectus containing the Rule 430B Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the Securities Act or the Rules and Regulations or as the Underwriter and the Company may deem appropriate, and if requested by the Underwriter, such other information as the Underwriter and the Company may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b), copies of the Prospectus.

(ii) Notification of Certain Commission Actions.  After the date of this Agreement, the Company shall promptly advise the Underwriter in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or (E) of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment.  Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 462 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8)).

(iii) Continued Compliance with Securities Laws.  (A)  During the Prospectus Delivery Period, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus.  If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriter or counsel to the Underwriter to amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company promptly will (x) notify you of such untrue statement or omission, (y)  amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance, and (z) notify you when any amendment to the Registration Statement is filed or becomes effective or when any supplement to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) is filed.

(B)                 If immediately prior to the third anniversary of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Underwriter, the Company will prior to that third anniversary file, if it has not already done so, a new shelf registration statement relating to the Securities, in a form satisfactory to the Underwriter, will use its best efforts to cause such registration statement to be declared effective within 180 days after that third anniversary, and will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities.  References herein to the Registration Statement shall include such new shelf registration statement.

(iv) Blue Sky Qualifications.  The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(v) Provision of Documents.  The Company will furnish, at its own expense, to the Underwriter and counsel for the Underwriter copies of the Registration Statement (which will include three complete manually signed copies of the Registration Statement and all consents and exhibits filed therewith), and to the Underwriter and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(vi) Rule 158.  The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(vii) Payment and Reimbursement of Expenses.  The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid  (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriter of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel but, except as otherwise provided below, not including fees of the Underwriter’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all fees and expenses of the Underwriter (including fees and expenses of the Underwriter’s counsel) incurred in connection with the qualification of the Securities for offering and sale by the Underwriter, such fees and expenses not to exceed $100,000 in the aggregate, (D) the fees and expenses of the Custodian and any transfer agent or registrar, (E) the filing fees incident to any required review and approval by FINRA of the terms of the sale of the Securities, (F) listing fees, if any, (G) the cost and expenses of the Company relating to investor presentations or any “roadshow” undertaken in connection with marketing of the Securities, and (H) all other costs and expenses of the Company and any Selling Stockholder incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If this Agreement is terminated by the Underwriter pursuant to Section 8 hereof or if the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its or their part to be performed, or because any other condition of the Underwriter’s obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled, the Company or such Selling Stockholder, as the case may be, will reimburse the Underwriter for all out-of-pocket accountable disbursements (including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by the Underwriter in connection with its investigation, preparing to market and marketing the Securities or in contemplation of performing its obligations hereunder.

(viii) Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus.

(ix) Company Lock Up.  The Company will not, without the prior written consent of Craig-Hallum Capital Group LLC, from the date of execution of this Agreement and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except to the Underwriter pursuant to this Agreement, pursuant to the Company’s 2011 Stock Incentive Plan as in effect on the date hereof or pursuant to warrants to purchase capital stock outstanding as of the date hereof.  The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.  If (1) during the last 17 days of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by Craig-Hallum Capital Group LLC in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs.  The Company will provide the Underwriter, any co-managers and each shareholder subject to the Lock-Up Agreement (as defined below) with prior notice of any such announcement that gives rise to the extension of the Lock-Up Period.

(x) Stockholder Lock-Ups.  The Company has caused to be delivered to you prior to the date of this Agreement a letter, in the form of Exhibit A hereto (the “Lock-Up Agreement”), from each individual or entity listed on Schedule IV.  The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.  If the Underwriter, in its sole discretion, agrees to release or waive the restrictions of any Lock-Up Agreement between an officer or director of the Company and the Underwriter and provides the Company with notice of the impending release or waiver at least three business days before the effective date of such release or waiver, the Company agrees to announce the impending release or waiver by means of a press release, issued through a major news service, at least two business days before the effective date of the release or waiver.

(xi) No Market Stabilization or Manipulation.  The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xii) SEC Reports.  During the Prospectus Delivery Period, the Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

(xiii) Internal Controls.  The Company and its subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.

(xiv) Sarbanes-Oxley.  The Company and its subsidiaries will comply with all applicable provisions of the Sarbanes-Oxley Act.

(xv) Free Writing Prospectuses.  The Company represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission.  The Company represents that it is an ineligible issuer as defined in Rule 405 of the Rules and Regulations such that it is not permitted to make any offer relating to the Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission.

(b) Covenants of the Selling Stockholders.  Each Selling Stockholder covenants and agrees with the Underwriter as follows:

(i) Payment of Expenses.  Such Selling Stockholder will pay all taxes, if any, on the transfer and sale, respectively, of the Securities being sold by such Selling Stockholder.

(ii) Reimbursement. If this Agreement shall be terminated by the Underwriter because of any failure, refusal or inability on the part of such Selling Stockholder to perform any agreement on such Selling Stockholder’s part to be performed, or because any other condition of the Underwriter’s obligations hereunder required to be fulfilled by such Selling Stockholder is not fulfilled, such Selling Stockholder agrees to reimburse the Underwriter for all out-of-pocket accountable disbursements (including fees and disbursements of counsel for the Underwriter) incurred by the Underwriter in connection with its investigation, preparing to market and marketing the Securities or in contemplation of performing its obligations hereunder.

(iii) Agreements Irrevocable.  The Securities to be sold by such Selling Stockholder, represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement of such Selling Stockholder, are subject to the interest of the Underwriter and the other Selling Stockholders; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Stockholder, by the death of such Selling Stockholder, or by the occurrence of any other event.  If any Selling Stockholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

(iv) No Market Stabilization or Manipulation.  Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(v) Continued Compliance with Securities Laws.  Such Selling Stockholder shall immediately notify you if any event occurs, or of any change in the Selling Stockholder Information relating to such Selling Stockholder, which results in the Time of Sale Disclosure Package or in the Prospectus (as amended or supplemented) including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(vi) Form W-9.  Such Selling Stockholder shall deliver to the Custodian or the Underwriter, as appropriate, prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

5. Conditions of Underwriter’s Obligations.  The obligations of the Underwriter hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

(a) Required Filings; Absence of Certain Commission Actions.  If filing of the Prospectus, or any amendment or supplement thereto is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462(b) Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package or the Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus or otherwise) shall have been complied with to your satisfaction.

(b) Continued Compliance with Securities Laws.  The Underwriter shall not have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in your opinion, is material or omits to state a material fact which, in your opinion, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) Absence of Certain Events.  Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short-term or long-term debt of the Company (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), or any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company or any subsidiary, the effect of which, in any such case described above, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

(d) No Downgrade.  On or after the Time of Sale (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities or;

(e) Opinion of Company Counsel.  On each Closing Date, there shall have been furnished to you, as Underwriter, the opinion of Richardson & Patel LLP, counsel for the Company, dated as of such Closing Date and addressed to you in substantially the form attached hereto as Exhibit B.

(f) Opinion of Company Intellectual Property Counsel.  On each Closing Date, there shall have been furnished to you, as Underwriter, the opinion of Conley Rose, P.C., Intellectual Property counsel for the Company, dated such Closing Date and addressed to you in substantially the form attached hereto as Exhibit C.

(g)                Opinion of Selling Stockholder Counsel.  On each Closing Date, there shall have been furnished to you, as Underwriter, the opinion of Wilmer Cutler Pickering Hale and Dorr, counsel for the Selling Stockholders, dated such Closing Date and addressed to you in substantially the form attached hereto as Exhibit D.

(h) Opinion of Underwriter’s Counsel.  On each Closing Date, there shall have been furnished to you, as Underwriter, such opinion or opinions from Faegre Baker Daniels LLP, counsel for the Underwriter, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Time of Sale Disclosure Package, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(i) Comfort Letter.  On the date hereof, on the effective date of any post-effective amendment to the Registration Statement filed after the date hereof and on each Closing Date you, as Underwriter, shall have received an accountant’s “comfort” letter of PMB Helin Donovan, LLP, dated such date and addressed to you, in form and substance satisfactory to you.

(j) Officers’ Certificate.  On each Closing Date, there shall have been furnished to you, as Underwriter, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale nor suspending or preventing the use of the Time of Sale Disclosure Package or the Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii) Affirms the accuracy of the matters set forth in subsection (c) of this Section 5.

(k) Selling Stockholder Certificate.  On each Closing Date, there shall have been furnished to you, as Underwriter, a certificate or certificates, dated such Closing Date and addressed to you, signed by each of the Selling Stockholders or either of such Selling Stockholder’s Attorneys-in-Fact to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that such Selling Stockholder has complied with all the agreements and satisfied all the conditions on such Selling Stockholder’s part to be performed or satisfied at or prior to such Closing Date.

(l) Lock-Up Agreement.  The Underwriter shall have received all of the Lock-Up Agreements referenced in Section 4 and the Lock-Up Agreements shall remain in full force and effect.

(m) FINRA No Objections.  FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(n) Other Documents.  The Company shall have furnished to you and counsel for the Underwriter such additional documents, certificates and evidence as you or they may have reasonably requested.

(o) Exchange Listing.  The Securities to be delivered on such Closing Date have been approved for listing on the NASDAQ Capital Market, subject to official notice of issuance.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriter.  The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6. Indemnification and Contribution.

(a) Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430B Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, or any issuer information that the Company has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by you, or by the Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by the Underwriter consists of the information described as such in Section 6(f), and (y) the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Selling Stockholder Information.

(b) Indemnification by the Selling Stockholders.  Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of such Selling Stockholder), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430B Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, or any issuer information that the Company has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, a Selling Stockholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with Selling Stockholder Information relating to such Selling Stockholder, and (y)  in no event shall any Selling Stockholder’s liability hereunder exceed the aggregate amount of net proceeds (after deducting Underwriter’s discounts and commissions) received by such Selling Stockholder from the sale of the Securities pursuant to this Agreement.

(c) Indemnification by the Underwriter.  The Underwriter will indemnify and hold harmless the Company and each Selling Stockholder, its affiliates, directors and officers and each person, if any, who controls the Company and each Selling Stockholder within the meaning of Section 15 of the Act and Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company and the Selling Stockholders may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by you, or by the Underwriter through you, specifically for use in the preparation thereof (it being understood and agreed that the only information furnished by the Underwriter consists of the information described as such in Section 6(f)), and will reimburse the Company and the Selling Stockholders for any legal or other expenses reasonably incurred by the Company or any such Selling Stockholder in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(d) Notice and Procedures.  Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses).  In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.  In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.  Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel pursuant to this Section 6(d), such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) Contribution; Limitations on Liability; Non-Exclusive Remedy.  If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (e).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e).  Notwithstanding the provisions of this subsection (e), (i) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the Securities purchased by it hereunder exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting discounts and commissions, but before expenses, to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Selling Stockholders’ obligations in this subsection (e) to contribute are several in proportion to their respective aggregate gross proceeds received after underwriting discounts and commissions, but before expenses, from the sale of the Securities sold by the Selling Stockholders hereunder and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that might otherwise be available to any indemnified party at law or in equity.

(f) Information Provided by the Underwriter.  The Underwriter  confirms and the Company and each Selling Stockholder acknowledges that the statements with respect to the public offering of the Securities by the Underwriter set forth in the second, tenth, and eleventh paragraphs under the caption “Underwriting” in the Time of Sale Disclosure Package and in the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, or the Prospectus.

7. Representations and Agreements to Survive Delivery.  All representations, warranties, and agreements of the Company and the Selling Stockholders herein or in certificates delivered pursuant hereto, including but not limited to the agreements of the Underwriter, the Company and the Selling Stockholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any Selling Stockholders or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriter hereunder and any termination of this Agreement.

8. Termination of this Agreement.

(a) Right to Terminate.  You, as Underwriter, shall have the right to terminate this Agreement by giving notice to the Company and the Selling Stockholders as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company or the Selling Stockholders shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its or their part to be performed hereunder, (ii) any condition of the Underwriter’s obligations hereunder is not fulfilled, (iii) trading in the Company’s Common Stock shall have been suspended by the Commission or the NASDAQ Stock Market or trading in securities generally on the NASDAQ Stock Market or New York Stock Exchange shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ Stock Market or New York Stock Exchange, by such Exchange or by order of the Commission or any other Governmental Authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, or (vi) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration by the United States of a national emergency or war, any change in financial markets, any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, or any other calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(vii), Section 4(b)(i), Section 4(b)(ii) and Section 6 hereof shall at all times be effective and shall survive such termination.

(b) Notice of Termination.  If you elect to terminate this Agreement as provided in this Section, the Company and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified promptly by you by telephone, confirmed by letter.

9. Default by One or More of the Selling Stockholders or the Company.

(a) Default by the Selling Stockholders.  If one or more of the Selling Stockholders shall fail at the First Closing Date to sell and deliver the number of Securities which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number of Securities to be sold by all Selling Stockholders as set forth in Schedule I, then the Underwriter may at its option, by notice from you to the Company and the non-defaulting Selling Stockholders, either (i) terminate this Agreement without any liability on the part of the Underwriter or, except as provided in Section 4(a)(vii), Section 4(b)(i), Section 4(b)(ii) and Section 6 hereof, any non-defaulting party or (ii) elect to purchase the Securities which the Company and the non-defaulting Selling Stockholders have agreed to sell hereunder.

In the event of a default by any Selling Stockholder as referred to in this Section, either you or the Company or, by joint action only, the non-defaulting Selling Stockholders shall have the right to postpone the First Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, in the Time of Sale Disclosure Package or in the Prospectus or in any other documents or arrangements.

(b) Default by the Company.  If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of the Underwriter or, except as provided in Section 4(a)(vii), Section 4(b)(i), Section 4(b)(ii) and Section 6 hereof, any non-defaulting party.

(c) No Relief from Liability.  No action taken pursuant to this Section shall relieve the Company or any Selling Stockholders so defaulting from liability, if any, in respect of such default.

10. Notices.  Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriter, shall be mailed via overnight delivery service or hand delivered via courier to the Craig-Hallum Capital Group LLC, 222 South Ninth Street, Suite 350, Minneapolis, Minnesota 55402, Attention: Rick Hartfiel, with a copy to the Legal Department and Faegre Baker Daniels, 2200 Wells Fargo Center, 90 Seventh Street, Minneapolis, Minnesota 55402, Fax: (612) 766-1600, Attention: W. Morgan Burns; if to any of the Selling Stockholders, at the address of the Attorneys-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing.  Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11. Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6.  Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained.  The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from the Underwriter.

12. Absence of Fiduciary Relationship.  The Company and each of the Selling Stockholders acknowledges and agrees that: (a) the Underwriter has been retained solely to act as an underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company or any Selling Stockholder and the Underwriter have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter has advised or is advising the Company or any Selling Stockholder on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company and each of the Selling Stockholders following discussions and arms-length negotiations with the Underwriter and the Company and each of the Selling Stockholders is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Underwriter and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and each of the Selling Stockholders and that the Underwriter has no obligation to disclose such interest and transactions to the Company or any Selling Stockholder by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Underwriter is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriter, and not on behalf of the Company or any Selling Stockholder; (e) it, he or she waives to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company or any Selling Stockholder in respect of such a fiduciary duty claim on behalf of or in right of any Selling Stockholder or the Company, including stockholders, employees or creditors of the Company.

13. Governing Law; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), each of the Selling Stockholders and the Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

14. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

15. General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

 [Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholders and the Underwriter in accordance with its terms.

Very truly yours,

Uni-Pixel, Inc.

By:
Name:
Title:

Selling Stockholders

By:
Attorney-in-Fact

Craig-Hallum Capital Group LLC

By
Managing Partner

[Underwriting Agreement]

SCHEDULE I

Selling Stockholders

Name	Number of Shares to be Sold	Maximum Number of Option Shares Subject to Option

Total. . . . . . . . .

SCHEDULE II

Underwriter	Number of Firm Shares (1)

Total. . . . . . . . . . . . . . . . . . . . . . . . . .

_____________
(1) The Underwriter may purchase up to an additional [   •   ] Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the manner described in the Agreement.

SCHEDULE III

Pricing Information

SCHEDULE IV

List of Individuals and Entities Executing Lock-Up Agreements

Officers

Non-Employee Directors

Stockholders

EXHIBIT A

Form of Lock-Up Agreement

[   •   ], 2012

Craig-Hallum Capital Group LLC
222 South Ninth Street, Suite 350
Minneapolis, Minnesota 55402

Dear Ladies and Gentlemen:

           As an inducement to the underwriter (the “Underwriter”) to execute a purchase agreement (the “Purchase Agreement”) providing for a public offering (the “Offering”) of common stock, par value $.001 per share (the “Common Stock”), of UniPixel, Inc., a Delaware corporation and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such aforementioned transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Craig-Hallum Capital Group LLC (the “Manager”).  In addition, the undersigned agrees that, without the prior written consent of the Manager, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The initial Lock-Up Period will commence on the date of this Agreement and continue and include the date 90 days after the date of the final prospectus supplement used to sell Common Stock in the Offering (the “Public Offering Date”) pursuant to the Purchase Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Manager waives, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Manager to the Company and that any such notice properly delivered will be deemed to have given to, and received by, the undersigned.  The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Any Common Stock received upon exercise of options granted to the undersigned will also be subject to this Agreement.

The restrictions on transfer described in this Agreement shall not apply to and no consent of the Manager shall be required for (1) a transfer of Common Stock to a family member or trust; (2) a transfer of Common Stock to charitable or educational organizations if, in any such case, such transfer is a bona fide gift; (3) if the undersigned is a partnership or a limited liability company, transfers of Common Stock to a partner or member, as the case may be, of such partnership or limited liability company so long as the transfer is not for value; (4) if the undersigned is a corporation, transfers of Common Stock to any wholly-owned subsidiary of such corporation; (5) if the undersigned is a venture capital fund, private equity fund or other similar investment fund, transfers of Common Stock to the undersigned’s partners or other holders of equity interests in the undersigned pro rata based upon their respective interests so long as the transfer is not for value; (6) transfers of Common Stock in connection with the exercise of any stock options held by the undersigned that expire during the Lock-Up Period, to the extent necessary to fund the exercise price of such stock options and any withholding taxes resulting from such exercise; (7) transfers of Common Stock by will or intestate succession; and (8) transfers of Common Stock pursuant to any order of, or settlement agreement not involving any public sale of such shares or securities, approved by, any court of competent jurisdiction; provided, however, that in any case referred to in clauses (1) through (5) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to the Manager, not later than one business day prior to such transfer, an executed agreement in substantially the form of this agreement, and (B) the undersigned shall not be required to, and shall not voluntarily, file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock during the Lock-Up Period and the undersigned and such transferee shall not, except to the extent required by law, otherwise disclose such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.  In executing and delivering this Agreement, the undersigned has obtained such legal and other counsel as the undersigned deems necessary or appropriate.  The undersigned has not relied upon any representation or warranty of the Company or the Underwriter in executing and delivering this Agreement.  This Agreement shall lapse and become null and void if (1) the Public Offering Date shall not have occurred on or before August 31, 2012, (2) at any time prior to the execution of the Purchase Agreement, the Company or the Manager has provided notice advising the other of its determination not to proceed with the Offering; or (3) following execution of the Purchase Agreement, the Purchase Agreement is terminated prior to the sale of any Common Stock thereunder.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

*****remainder of page intentionally left blank—signature page to follow*****

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf of an entity)

EXHIBIT B

Form of Company Counsel Opinion

(i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.  Each of the Company and its subsidiary has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction listed in a schedule to such counsel’s opinion.

(ii) The capital stock of the Company conforms in all material respects to the description thereof contained in the Company’s Form 8-A12B/A filed with the Commission on December 9, 2010, as amended.

(iii) The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of the Agreement, will have been validly issued and will be fully paid and nonassessable.  Except for the rights held by The Raptor Global Portfolio Liquidating Trust, The Altar Rock Fund Liquidating Trust, Legacy Asset Portfolio L.P. and Merrill Lynch Pierce Fenner & Smith Incorporated (the “Investment Funds”), of which the Underwriter is aware, or as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound.  Except for the rights held by the Investment Funds, of which the Underwriter is aware, to such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by the Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company.

(iv) All of the issued and outstanding shares of capital stock of the Company’s subsidiary has been duly and validly authorized and issued and is fully paid and nonassessable, and, to such counsel’s knowledge, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.  To such counsel’s knowledge, except for the rights held by the Investment Funds, of which the Underwriter is aware, and except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or its subsidiary any shares of the capital stock of the Company or the Company’s subsidiary.

(v) The Registration Statement has become effective under the Securities Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission.

(vi) The descriptions in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus of statutes, regulations, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes, regulations, legal or governmental proceedings or contracts or other documents required to be described in the Time of Sale Disclosure Package or in the Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated in whole or in part, by reference therein) or included as exhibits to the Registration Statement that are not described or included as required.

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(vii) The Company has full corporate power and authority to enter into this Agreement, and the Agreement has been duly authorized, executed and delivered by the Company.

(viii) The Investment Funds have provided to the Underwriter a waiver pursuant to which the Investment Funds have waived the participation rights granted to them pursuant to that certain Investors’ Rights Agreement dated February 13, 2007, therefore, the execution, delivery and performance of the Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company’s charter or by-laws, or any order or decree known to such counsel of any court or Governmental Agency having jurisdiction over the Company or any of its respective properties.

(ix) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of the Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Securities Act or state securities laws or pursuant to the rules of NASDAQ or FINRA.

(x) The Registration Statement, the Preliminary Prospectus included in the Time of Sale Disclosure Package and the Prospectus, and any amendment thereof or supplement thereto, comply, and as of their respective effective or issue dates (including without limitation each deemed effective date with respect to the Underwriter pursuant to the Rules and Regulations) complied, as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

(xi) Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need to be rendered) and incorporated or deemed to be incorporated by reference in the Time of Sale Disclosure Package or in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

In addition, such counsel shall include a statement to the effect that on the basis of conferences with officers and other representatives of the Company, representatives of the Underwriter and representatives of the independent accountants for the Company, examination of documents referred to in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and such other procedures as such counsel deemed appropriate, but without independent review or verification and without assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (except as set forth in paragraphs (ii) and (vii) above), nothing has come to the attention of such counsel that causes such counsel to believe that (a) any part of the Registration Statement or any amendment thereof (including any 430B Information omitted from the Registration Statement at the time it became effective but that is deemed to be part of and included in the Registration Statement pursuant to Rule 430B) when such part became effective (including each deemed effective date with respect to the Underwriter pursuant to the Rules and Regulations) contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) that the documents specified in a schedule to such counsel’s letter, consisting of those included in the Time of Sale Disclosure Package as of the Time of Sale, included or includes any untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (c) that the Prospectus (as of its issue date and as of the Closing Date) included or includes any untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief as to the financial statements or other financial data included in any of the documents mentioned in this paragraph.

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EXHIBIT C

Form of Opinion of Company Intellectual Property Counsel

(i) The issued patents, pending patent applications, registered trademarks and pending trademark applications of the Company and its subsidiary have been prepared and filed in the United States Patent and Trademark Office or comparable state or foreign office (each a “Registration Office”) in a form and with accompanying papers that are acceptable to the applicable Registration Office for the purposes of according each such application a filing date and serial number, and of placing each such application in condition for examination on the merits as to patentability or registrability, as applicable. As to each of these issued and registered items and pending applications, IP Counsel is not aware of any material defect in preparation or filing.

(ii) For each issued patent and patent application of the Company and its subsidiary, there is an assignment by each of the named inventors to the Company or its subsidiary. The assignments by the named inventors have been submitted to and recorded at the applicable Registration Office.  For each registered trademark and trademark application of the Company and its subsidiary, the item has been filed in the name of the Company or its subsidiary.

(iii) For each issued patent, registered trademark, patent application and trademark application of the Company and its subsidiary, there has not been any item that has been subject to any reissue, reexamination, interference, opposition, revocation proceedings, declaratory judgment action or any similar action.

(iv) To IP Counsel’s knowledge, neither the Company nor its subsidiary is infringing, diluting, misappropriating or otherwise violating any patents, patent rights, inventions, trademarks, copyrights, trade secrets or know-how of others.

(v) To IP Counsel’s knowledge, there is no infringement, dilution or misappropriation on the part of any third party of any patents, patent rights, inventions, trademarks, copyrights, trade secrets or know-how of the Company or its subsidiary.

(vi) Nothing has come to the attention of IP Counsel in the course of its representation of the Company or its subsidiary that caused IP Counsel to believe that the disclosure in the Company’s Form 10-K for the fiscal year ended December 31, 2011 under the caption "Item 1 – Business – Uni-Pixel’s Technology" contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading as of the date such Form 10-K was filed with the Commission or on each Closing Date.

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EXHIBIT D

Form of Selling Stockholder Counsel Opinion

(i)           Upon payment by the Underwriter of the purchase price for the Securities to be sold by such Selling Stockholder in accordance with the Agreement, delivery in the State of New York of security certificates for the Securities, as directed by the Underwriter, endorsed to Cede & Co. or such other nominee as may be designated by DTC, or in blank, by an effective endorsement, registration of transfer of the Securities in the stock registry of the Company in the name of Cede & Co. or such other nominee and the crediting of the Securities on the books of DTC to securities accounts of the Underwriter, and, assuming that neither DTC nor the Underwriter has notice of any adverse claim to the Securities or any security entitlement in respect thereof within the meaning of Section 8-105 of the Uniform Commercial Code (the “UCC”), (a) DTC will be a “protected purchaser” of the Securities within the meaning of Section 8-303 of the UCC, (b) under Section 8-501 of the UCC, the Underwriter will acquire a security entitlement in respect of the Securities, and (c) to the extent governed by Article 8 of the UCC, no action based on an “adverse claim” (as defined in Section 8-102 of the UCC) to the Underwriter’s respective security entitlement in such Securities may be asserted against the Underwriter.  With respect to the opinion of such counsel set forth in the preceding sentence, such counsel may assume that (a) DTC is a “clearing corporation” within the meaning of Section 8-102 of the UCC, (b) that DTC’s jurisdiction for purposes of Section 8-110 of the UCC is the State of New York, (c) with respect to the account maintained by the Underwriter at DTC to which such Securities are to be credited, DTC has undertaken to treat the Underwriter as entitled to exercise the rights that comprise the financial assets credited to such accounts, (d) the “issuer’s jurisdiction” (within the meaning of Section 8-110 of the UCC) with respect to the Company is the State of [   •   ], (e) such Securities will have been registered in the name of Cede or such other nominee as may be designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, by-laws and applicable law, and (f) appropriate entities to the securities account or account in the name of the Underwriter on the records of DTC will have been made pursuant to the UCC, and may note that an entitlement holder’s interest with respect to any financial asset in a securities account at DTC: (A) is limited under Section 8-504(b) of the UCC to a pro rata interest in all interests in that financial asset held by DTC; (B) may be enforced against DTC only by exercise of the entitlement holder’s rights under Section 8-505 through 8-508 of the UCC and (C) is subject to prior rights of creditors in certain circumstances as specified in Section 8-511 of the UCC.

(ii)           Such Selling has the requisite [trust] power and authority to enter into the Custody Agreement, the Power of Attorney and the Agreement and to perform and discharge such Selling Stockholder’s obligations thereunder and hereunder; and each of the Agreement, the Custody Agreement and the Power of Attorney to which such Selling Stockholder is a party have been duly and validly authorized, executed and delivered by (or by the Attorneys-in-Fact, or either of them, on behalf of) such Selling Stockholder and each of the Custody Agreement and the Power of Attorney is a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its respective terms (except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity).

(iii)           The execution and delivery of the Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any United States federal or New York state statute, rule or regulation, such Selling Stockholder’s charter or by laws or other applicable organization document of such Stockholder.

(iv)           No consent, approval, authorization or order of, or filing with, any United States federal or New York state court or governmental agency or body is required for the execution, delivery and performance of the Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Stockholder, except such as may be required under the Securities Act and the rules and regulations of the Commission thereunder, the Exchange Act and the rules and regulations of the Commission thereunder, or state securities laws or blue sky laws.

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